EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63996-WS Chapter 11
Nexiq Technologies, Inc. (Debtors)	Hon. Walter Shapero

STATEMENT OF DEBTOR IN POSSESSION
UNDER BANKR. R. PRO. 9011
For the month of December 30, 2002 to January 26, 2003

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).

X	Balance Sheet

X	Profit and Loss Statement

X	Cash Receipts and Disbursements Report

X	Accounts Payable Aging Schedule

X	Taxes Payable/Insurance Schedule

X	Reconciled Bank Statement(s)

              The statements contained within have been completed on a                                CASH                  X         ACCRUAL BASIS.  I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
02/18/2003 Date

A. Mail the original to:	Mail one copy of this report to:

UNITED STATES BANKRUPTCY COURT 21ST FLOOR - COMERICA BUILDING 211 W. FORT STREET DETROIT, MICHIGAN 48226	OFFICE OF THE U. S. TRUSTEE 211 WEST FORT STREET SUITE 700 DETROIT, MICHIGAN 48226 Attn: John R. Kuhn

B.  Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63996-WS Chapter 11
Nexiq Technologies, Inc. (Debtors)	Hon. Walter Shapero

AFFIRMATIONS
UNDER BANKR. R. PRO. 9011

As Debtor in Possession, I affirm:

1.	That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2.	That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Report Requirements are current.

3.	No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. Explain below if not true.

                 I understand that any false statements may subject me to sanctions as provide for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
02/18/2003 Date

Explanations:

NEXIQ TECHNOLOGIES, INC. BALANCE SHEET AS OF JANUARY 26, 2003

ASSETS
Current Assets
Checking/Savings
Cash
1125 - Cash - Fleet DIP	1,592,355.22

Total Cash	1,592,355.22

Total Checking/Savings	1,592,355.22
Other Current Assets
Prepaid Expenses
1305 - Prepaid Insurance	20,350.00

Total Prepaid Expenses	20,350.00

Total Other Current Assets	20,350.00

Total Current Assets	1,612,705.22
Fixed Assets
Fixed Assets - Basis
1605 - Furniture	51,587.90
Total Fixed Assets - Basis	51,587.90
Accumulated Depreciation
1655 - Accum Depr - Furniture	(44,218.20)

Total Accumulated Depreciation	(44,218.20)
Total Fixed Assets	7,369.70
Other Assets
Investments in Subsidiaries
1701 - Investment - Magnetec	1,236,886.74
1702 - Investment - Instruments	7,473,299.31
1703 - Investment - Termiflex	5,535,428.71
1704 - Investment - Micro Palm	2,145,187.33
1705 - Investment - MPSI	3,145,000.00
1706 - Investment - Oyster	1,844,643.00
1707 - Investment - Husky	446,964.00
1708 - Investment - DSI	559,215.00

Total Investment in Subsidiaries	22,426,624.09
Goodwill
1721 - Goodwill - MPSI	2,552,214.74
1723 - Goodwill - DSI	4,030,000.00
1725 - Accum Amort - MPSI Goodwill	(1,234,643.42)
1727 - Accum Amort - DSI Goodwill	(1,318,905.00)

Total Goodwill	4,028,666.32
Debt Issuance
1740 - Debt Issuance Costs	0.00
1745 - Accum Amort - Debt Issuance	0.00

Total Debt Issuance	0.00

Total Other Assets	26,455,290.41

TOTAL ASSETS	28,075,365.33

NEXIQ TECHNOLOGIES, INC. BALANCE SHEET AS OF JANUARY 26, 2003

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accts Payable
2105 - Accounts Payable Pre Petition	1,528,156.29
2105 - Accounts Payable Post Petition	120,100.78

Total Accts Payable	1,648,257.07

Total Accounts Payable	1,648,257.07
Other Current Liabilities
Employee Accruals
2305 - Accrued Restructuring	681,779.88

Total Employee Accruals	681,779.88
Accrued Expenses
2450 - Accrued Transition	24,752.97
2490 - Accrued Other	958,563.84

Total Accrued Expenses	983,316.81
Interest
2505 - Accrued Bank Interest	829,434.54
2510 - Accrued Convertible Note Int	2,298,395.77
2515 - Accrued Other Interest	142,547.94

Total Interest	3,270,378.25
Due To/From Subsidiaries
2705 - Due To/From MPSI	9,004,337.05
2710 - Due To/From Instruments/Mag	48,815.00
2715 - Due To/From DSI	(2,210,253.41)
2720 - Due To/From Discon't Operations	10,426,017.00

Total Due To/From Subsidiaires	17,268,915.64

Total Other Current Liabilities	22,204,390.58

Total Current Liabilities	23,852,647.65
Long Term Liabilities
Notes Payable - Long Term
2917 - Bridge Note - Sunrise	3,000,000.00
2905 - Fleet Bank - Term A	4,656,766.38
2910 - Fleet Bank - Term B	273,100.84
2920 - Convertible Notes - Sunrise	33,935,000.00
2925 - Convertible Notes - ANG	4,181,875.00
2930 - Convertible Notes - PIK	6,476,583.19
2940 - Convertible Notes - Discount	0.00

Total Notes Payable - Long Term	52,523,325.41

Total Long Term Liabilities	52,523,325.41

Total Liabilities	76,375,973.06
Equity
3050 - Common Stock	140,479.62
3100 - Additional Paid in Capital	41,181,837.55
3900 - *Retained Earnings	(76,664,039.47)
Net Income	(12,958,885.43)

Total Equity	(48,300,607.73)

TOTAL LIABILITIES & EQUITY	28,075,365.33

NEXIQ TECHNOLOGIES, INC. PROFIT AND LOSS STATEMENT FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003
12/29/02 to 01/26/03

Ordinary Income/Expense
Expense
8300 - Rent	2,328.57
8350 - Supplies	111.95
Consultants
8505 - Consultants - General	550.00
8520 - Consultants - Bankruptcy	55,440.00

Total Consultants	55,990.00
8575 - Telephone	355.46
8680 - Bank Charges - Monthly Fees	521.74
Legal
8705 - Legal - General	0.00
8716 - Legal - Bankruptcy	28,546.28

Total Legal	28,546.28
8740 - General Insurance	18,175.00
8995 - Miscellaneous	(66.67)

Total Expense	105,962.33

Net Ordinary Income	(105,962.33)
Other Income/Expense
Other Income
9100 - Gain/(Loss) on Sale of Assets	0.00

Total Other Income	0.00
Other Expense
Interest Expense
9710 - Convertible Notes	6,535,981.00
9715 - Debt Issuance Costs	521,766.00

Total Interest Expense	7,057,747.00
Taxes
9910 - State Income Taxes	0.00

Total Taxes	0.00

Total Other Expense	7,057,747.00

Net Other Income	(7,057,747.00)

Net Income	(7,163,709.33)

NEXIQ TECHNOLOGIES, INC. SUMMARY OF POST PETITION ACCOUNTS PAYABLE AGING SCHEDULE AS OF JANUARY 26, 2003

NAME OF CREDITOR	0 - 30 DAYS	31-60 DAYS	61 - 90 DAYS	> 90 DAYS	BALANCE

Argus	$—	$—	$10,208.25	$—	$10,208.25
Fleet Bank	24,717.92				24,717.92
Kevin Kelly	4,750.00				4,750.00
McLane, Graf, Raulerson & Middleton	50,657.73	1,778.92	511.65		52,948.30
Jennifer Montgomery	1,200.00				1,200.00
Pepper Hamilton	5,372.37	5,842.35	7,026.82		18,241.54
Price Waterhouse	7,500.00				7,500.00
Linda Racette	250.00				250.00
Verizon Wireless	284.77				284.77

TOTALS	$94,732.79	$7,621.27	$17,746.72	$—	$120,100.78

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTER DISTRICT OF MICHIGAN

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

TAXES PAYABLE SCHEDULE POST PETITION

	Beginning Balance	Additions	Payments/ Deposits	Ending Balance

Income Tax Withheld:
Federal	$—	$—	$—	$—

State	0.00			0.00

FICA Tax Withheld	0.00			0.00

Employer's FICA Tax	0.00			0.00

Unemployment Tax:
Federal	0.00			0.00

State	0.00			0.00

Sales Use & Excise Tax	0.00			0.00

Property Taxes	0.00			0.00

Accrued Income Tax:
Federal	0.00			0.00

State	0.00			0.00

Other:	0.00			0.00

TOTALS	$—	$—	$—	$—

TAXES PAYABLE SCHEDULE

	Policy Expiration Date		Premium Paid Through Date

Workers' Compensation	12/31/02		12/31/02
General Liability	01/08/03		11/30/02 (awaiting for closeout billing)
Property	01/08/03		11/30/02 (awaiting for closeout billing)
Vehicle	01/08/03		11/30/02 (awaiting for closeout billing)
Other (list):
Directors and Officers Liability	09/30/03		03/31/03
Technology Errors & Omissions	06/30/03		12/31/02
Crime	01/31/03		01/31/03

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

CASH RECEIPTS AND DISBURSEMENTS REPORT

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

	GENERAL ACCOUNT

	Fleet	Fleet - DIP	SFB	TOTAL	PAYROLL ACCOUNT	TAX ACCOUNT

CASH ON HAND BEGINNING OF PERIOD	24,904.48	1,972,841.91	0.00	1,997,746.39	0.00	0.00

RECEIPTS DURING THE CURRENT PERIOD (see attached schedule)	0.00	41,597.33	397,003.90	438,601.23	0.00	0.00

Balance Available	24,904.48	2,014,439.24	397,003.90	2,436,347.62	0.00	0.00

DISBURSEMENTS DURING THE CURRENT PERIOD (see attached schedule)	(24,904.48)	(422,084.02)	(397,003.90)	(843,992.40)	0.00	0.00

CASH ON HAND END OF PERIOD	0.00	1,592,355.22	0.00	1,592,355.22	0.00	0.00

	*** IMPORTANT ***

Please enter the TOTAL DISBURSEMENTS from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$419,087.92

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

RECEIPTS LISTING

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

Bank:	Fleet Bank
Location:	111 Westminster Street, Providence, RI 02903
Account Name:	Nexiq Technologies Concentration Account
Account Number:	9358942298

DATE RECEIVED	DESCRIPTION	AMOUNT

0.00

	TOTAL	$—

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

RECEIPTS LISTING

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

Bank:	Fleet Bank
Location:	111 Westminster Street, Providence, RI 02903
Account Name:	Nexiq Technologies Debtor in Possession Concentration Account
Account Number:	9429256472

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Deposits from Diversified Software Industries	10,471.61
Transfer	Closed Fleet Concentration Account	24,904.48
Transfer	Closed Diversified Software Industries Payroll account	334.57

12/31/02 & 1/17/03	Deposits received for sold accounts receivables	5,820.00
01/17/03	Deposits - NCO collection	66.67

	TOTAL	$41,597.33

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

RECEIPTS LISTING

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor in Possession
Account Number:	3664000599

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from WPI Micro Processor Systems to cover checks written	397,003.90

	TOTAL	$397,003.90

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Concentration Account
Account Number:		9358942298

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

	Transfer	Fleet Nexiq Debtor in Possession	Closed account	24,904.48

			TOTAL	$24,904.48

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Debtor in Possession Concentration Account
Account Number:		9429256472

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

01/10/03	Transfer	WPI Micro Processor Systems	Funding Checks written on Nexiq DIP account	400,000.00

01/10/03	Wire	Fleet Bank	Legal Fees	1,682.50
01/17/03	Wire	Fleet Bank	Legal Fees	16,051.42
01/23/03	Wire	Fleet Bank	Legal Fees	3,828.36
	Wire	Fleet Bank	Bank fees	521.74

			TOTAL	$422,084.02

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor in Possession
Account Number:		3664000599

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

01/08/03	1447	BERINGEA, LLC	TRANSACTION FEES & EXPENSES	262,075.48
01/08/03	1454	HONEY HOLBROOK	CONTRACTOR - HR	780.00
01/08/03	1456	JENNIFER MONTGOMERY	CONTRACTOR - FINANCE	1,600.00
01/08/03	1457	KEVIN KELLY	CONTRACTOR - FINANCE	3,500.00
01/08/03	1459	LINDA RACETTE	8-K FILING	250.00
01/08/03	1460	MCLANE, GRAF	NOVEMBER FEES	10,166.37
01/08/03	1463	PEPPER HAMILTON, LLP	NOVEMBER FEES	43,083.10
01/08/03	1466	SOUTHERN NH SOFTWARE	MOVE CORPORATE ASSETS	305.00
01/15/03	1473	PRICE WATERHOUSE COOPERS	FY01 FEDERAL TAX	10,000.00
01/17/03	1481	JENNIFER MONTGOMERY	CONTRACT	1,600.00
01/17/03	1482	KEVIN KELLY	CONTRACT	4,875.00
01/17/03	1483	LINDA RACETTE	CONTRACT	50.00
01/24/03	1502	DEBRA DROLL	CONTRACT LABOR	490.00
01/24/03	1505	DIANE HALL	CONTRACT LABOR	611.95
01/24/03	1510	HONEY HOLBROOK	CONTRACT LABOR	870.00
01/24/03	1512	JENNIFER MONTGOMERY	CONTRACT LABOR	2,900.00
01/24/03	1513	KEVIN KELLY	CONTRACT LABOR	4,875.00
01/24/03	1514	NEW ENGLAND MICROGRAPHICS		363.75
01/24/03	1515	NNT, INC.	A/R RECEIPT POST SALE	20.00
01/24/03	1516	PEPPER HAMILTON	LEGAL - BANKRUPTCY	33,288.25
01/24/03	1518	VETRONIX CORPORATION	A/R RECEIPT POST SALE	5,800.00
01/24/03	1521	U.S. BANKRUPTCY TRUSTEE	QUARTERLY FEE	3,750.00
01/24/03	1522	U.S. BANKRUPTCY TRUSTEE	QUARTERLY FEE	5,000.00
01/24/03	1523	U.S. BANKRUPTCY TRUSTEE	QUARTERLY FEE	750.00

			TOTAL	$397,003.90

You must create a separate list for each bank account from which disbursements were made during the month.

EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63994-WS Chapter 11
WPI Micro Processor Systems, Inc. (Debtors)	Hon. Walter Shapero

STATEMENT OF DEBTOR IN POSSESSION
UNDER BANKR. R. PRO. 9011
For the month of  to December 30, 2002 to January 26, 2003

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).

X	Balance Sheet

X	Profit and Loss Statement

X	Cash Receipts and Disbursements Report

X	Accounts Payable Aging Schedule

X	Taxes Payable/Insurance Schedule

X	Reconciled Bank Statement(s)

              The statements contained within have been completed on a                                CASH                  X         ACCRUAL BASIS.  I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
02/18/2003 Date

A. Mail the original to:	Mail one copy of this report to:

UNITED STATES BANKRUPTCY COURT 21ST FLOOR - COMERICA BUILDING 211 W. FORT STREET DETROIT, MICHIGAN 48226	OFFICE OF THE U. S. TRUSTEE 211 WEST FORT STREET SUITE 700 DETROIT, MICHIGAN 48226 Attn: John R. Kuhn

B.  Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63994-WS Chapter 11
WPI Micro Processor Systems, Inc. (Debtors)	Hon. Walter Shapero

AFFIRMATIONS
UNDER BANKR. R. PRO. 9011

As Debtor in Possession, I affirm:

1.	That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2.	That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Report Requirements are current.

3.	No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. Explain below if not true.

                 I understand that any false statements may subject me to sanctions as provide for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
02/18/2003 Date

Explanations:

WPI MICRO PROCESSOR SYSTEMS, INC. BALANCE SHEET AS OF JANUARY 26, 2003

ASSETS
Current Assets
Checking-Standard DIP	(79,892.59)	(79,892.59)
Prepaid Contracts	14,008.00	14,008.00

Total Current Assets	(65,884.59)	(65,884.59)
Fixed Assets
Cost	—	—
Accumulated Depreciation	—	—

Total Fixed Assets	—	—
Other Assets
Security Deposit	21,895.00	21,895.00

Total Other Assets	21,895.00	21,895.00

TOTAL ASSETS	(43,989.59)	(43,989.59)

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable-Pre Petition	1,373,024.69
Accounts Payable-Post Petition	23,511.41	1,396,536.10
Due To/From NEXIQ Corporate	(9,004,337.05)
Due To/From NEXIQ DSI	2,137,038.39	(6,867,298.66)
Accrued Sales & Use Tax	—	—

Total Current Liabilities	(5,470,762.56)	(5,470,762.56)

Total Liabilities	(5,470,762.56)	(5,470,762.56)

Equity
Common Stock	3,145,000.00	3,145,000.00
Retained Earnings-Prior	(851,402.28)	(851,402.28)
Net Income	3,133,175.25	3,133,175.25

Total Equity	5,426,772.97	5,426,772.97

TOTAL LIABILITIES & EQUITY	(43,989.59)	(43,989.59)

WPI MICRO PROCESSOR SYSTEMS, INC. PROFIT AND LOSS STATEMENT FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003
12/30/02 to 01/26/03

Income
4920-03 - Sales Adjustments	39.29

Total Income - Net	(39.29)

Cost of Sales

Total Cost of Sales	0.00

Gross Profit	(39.29)

Operating Expenses
6210 - Supplies	314.43
6215 - Telephone	(1,630.77)
6220 - Electricity	145.60
6230 - Water	18.72
6246 - Meals & Entertainment	57.09
6300 - Medical Ins	7,284.90
6400 - Equipment Maintenance	623.56
6405 - Equipment Lease	2,551.77
6410 - Bank Fees	165.51
6415 - Legal	4,507.96
6422 - Payroll Processing	824.00
6430 - Building Maintenance	(125.00)
6500 - Telephone "1-800"	(167.09)
6565 - Postage	503.02
6606 - Product Development/Pilots	573.57

Total Operating Expenses	15,647.27

Net Profit (Loss)	(15,686.56)

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTER DISTRICT OF MICHIGAN

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

TAXES PAYABLE SCHEDULE POST PETITION

	Beginning Balance	Additions	Payments/ Deposits	Ending Balance

Income Tax Withheld:
Federal	$—	$—	$—	$—

State	0.00	0.00	0.00	0.00

FICA Tax Withheld	0.00	0.00	0.00	0.00

Employer's FICA Tax	0.00	0.00	0.00	0.00

Unemployment Tax:
Federal	0.00			0.00

State	0.00	0.00	0.00	0.00

Sales Use & Excise Tax	13.77	0.00	(13.77)	0.00

Property Taxes	3,665.06	0.00	(3,665.06)	0.00

Accrued Income Tax:
Federal	0.00			0.00

State	0.00			0.00

Other: Local Tax	0.00	0.00	0.00	0.00

TOTALS	$3,678.83	$—	$(3,678.83)	$—

TAXES PAYABLE SCHEDULE

	Policy Expiration Date		Premium Paid Through Date

Workers' Compensation	12/31/02		12/31/02
General Liability	01/08/03		11/30/02 (awaiting for closeout billing)
Property	01/08/03		11/30/02 (awaiting for closeout billing)
Vehicle	01/08/03		11/30/02 (awaiting for closeout billing)
Other (list):
Directors and Officers Liability	09/30/03		03/31/03
Technology Errors & Omissions	06/30/03		12/31/02
Crime	01/31/03		01/31/03

WPI MICRO PROCESSOR SYSTEMS, INC. SUMMARY OF POST PETITION ACCOUNTS PAYABLE AGING SCHEDULE AS OF JANUARY 26, 2003

NAME OF CREDITOR	BALANCE	0 - 30 DAYS	31-60 DAYS	61-90 DAYS	> 90 DAYS

ADP, INC.	$824.00	$824.00	$—	$—	$—
AETHER SYSTEMS, INC.	455.40	455.40
ALBIN BUSINESS COPIERS	292.01	292.01
AT&T	459.31	459.31
CELLNET COMMUNICATIONS	1,623.51	1,623.51
CINGULAR INTERACTIVE-DEV	1,171.51	1,171.51
CINTAS	569.62	569.62
CITY OF STERLING HEIGHTS	7,200.00	7,200.00
CITY OF STERLING HEIGHTS	74.84	74.84
CONSUMERS ENERGY	1,961.37	1,961.37
CUSTOM COFFEE SERVICE INC.	177.90	177.90
ERVIN LEASING	212.50	212.50
EXPANETS, INC.	1,620.26	1,620.26
FEDERAL EXPRESS CORP	436.60	436.60
IMAGE-TEK EXHIBITS	150.00	150.00
MR. PITA	57.09	57.09
RADER FISHMAN	4,507.96	4,507.96
T MOBILE	61.53		61.53
VERIO, INC. -22	1,006.50	1,006.50
WASTE MANAGEMENT	75.93	75.93
WIRELESS CAR	573.57	573.57

TOTALS	$23,511.41	$23,449.88	$61.53	$—	$—

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

CASH RECEIPTS AND DISBURSEMENTS REPORT

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

	GENERAL ACCOUNT

	Fleet - DIP	SFB	TOTAL	PAYROLL ACCOUNT	TAX ACCOUNT

CASH ON HAND BEGINNING OF PERIOD	0.00	27,372.02	27,372.02	456.65	0.00

RECEIPTS DURING THE CURRENT PERIOD (see attached schedule)	0.00	400,390.64	400,390.64	0.00	0.00

Balance Available	0.00	427,762.66	427,762.66	456.65	0.00

DISBURSEMENTS DURING THE CURRENT PERIOD (see attached schedule)	0.00	(507,655.25)	(507,655.25)	(456.65)	0.00

CASH ON HAND END OF PERIOD	0.00	(79,892.59)	(79,892.59)	0.00	0.00

	*** IMPORTANT ***

Please enter the TOTAL DISBURSEMENTS from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$95,542.68

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

RECEIPTS LISTING

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

Bank:	Fleet Bank
Location:	111 Westminster Street, Providence, RI 02903
Account Name:	Nexiq Technologies Debtor in Possession Concentration Account
Account Number:	9429256472

DATE RECEIVED	DESCRIPTION	AMOUNT

	None	0.00

	TOTAL	$—

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

RECEIPTS LISTING

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor in Possession
Account Number:	3664000599

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from Nexiq Technologies to cover checks written	400,000.00

Transfer	Transfer from closed Standard Federal Payroll account	390.64

	TOTAL	$400,390.64

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

RECEIPTS LISTING

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor in Possession
Account Number:	5607110490

DATE RECEIVED	DESCRIPTION	AMOUNT

	None	0.00

	TOTAL	$—

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Debtor in Possession Concentration Account
Account Number:		9429256472

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

		None		0.00

			TOTAL	$—

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor in Possession
Account Number:		3664000599

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

	Transfer	Diversified Software Industries	Checks written	15,174.68
	Transfer	Nexiq Technologies	Checks written	397,003.90

01/08/03	1440	AMERITECH	LOCAL PHONE SERVICES	729.16
01/08/03	1441	AT&T	E-TECH DSL	219.95
01/08/03	1442	AT&T	19 MILE LONG DISTANCE	3,149.26
01/08/03	1443	AT&T	T-1 LINE MI TO IA	3,252.82
01/08/03	1444	ADP, INC.	PAYROLL PROCESSING	644.37
01/08/03	1445	BALBOA CAPITAL CORPORATION	ACCOUNTING PRINTER	250.31
01/08/03	1446	BALBOA CAPITAL CORP-BULK	CD BURNER/PRINTER	352.99
01/08/03	1448	CINTAS	UNIFORMS AND FLOOR MAT CLEAN	34.16
01/08/03	1449	CITY OF STERLING HEIGHTS	WATER & SEWER	85.47
01/08/03	1450	EUREKA TECHNOCRATS, INC.	E-TECH CONTRACT LABOR	4,400.00
01/08/03	1451	EXPANETS, INC.	PHONE SYSTEMS MAINTENANCE	681.86
01/08/03	1452	FEDERAL EXPRESS	SHIPPING CHARGES	396.02
01/08/03	1453	G & P CLEANING COMPANY	BUILDING CLEANING SERVICES - JAN	1,125.00
01/08/03	1455	IMAGE TEK EXHIBITS	TRADE SHOW BOOTH STORAGE	150.00
01/08/03	1458	LEDDS DEVELOPMENT	RENT PROPERTY TAXES	24,370.06
01/08/03	1461	DEBBIE LOVALVO	PETTY CASH	307.60
01/08/03	1462	MR PITA	CATERING LUNCH	69.31
01/08/03	1464	RADER, FISHMAN	E-TECH LEGAL	782.96
01/08/03	1465	RAYMOND DRYER	FSA	100.00
01/08/03	1467	UNITED PARCEL SERVICE	SHIPPING CHARGES	1,687.19
01/08/03	1469	VERIO, INC.	INTERNET T1	1,006.50
01/08/03	1470	WASTE MANAGEMENT	WASTE DISPOSAL	350.19
01/08/03	1471	WIRELESSCAR NORTH AMERICA	E-TECH NOC FEE & AIRTIME	11,812.25
01/17/03	1475	ALBIN BUSINESS COPIERS	METER CHARGES	237.93
01/17/03	1476	CELLNET COMMUNICATIONS	CELL PHONES	151.25
01/17/03	1477	CINGULAR INTERACTIVE	E-TECH	1,203.31
01/17/03	1478	DE CLARKS LANDSCAPING	LANDSCAPING - SALT CHARGES	500.00
01/17/03	1479	FEDERAL EXPRESS	SHIPPING SERVICES	1,204.70
01/17/03	1490	STATE OF MICHIGAN	SALES AND USE TAX	13.77
01/24/03	1492	AMERITECH	MPSI LOCAL VOICE	658.98
01/24/03	1493	AMERITECH	MSPI LOCAL CALLS	741.25
01/24/03	1494	AT&T	MPSI LONG DISTANCE	2,850.96
01/24/03	1495	AT&T TELECONFERENCE	MPSI TELECONFERENCE	133.82
01/24/03	1497	CATERPILLAR	ROYALTY	21,412.48
01/24/03	1500	CONSUMERS ENERGY	GAS	1,220.75
01/24/03	1503	DETROIT EDISON	ELECTRIC	2,001.36
01/24/03	1504	DETROIT DIESEL CORP	ROYALTY	2,970.00
01/24/03	1506	EATON CORPORATION	ROYALTY	504.00
01/24/03	1507	ERVIN LEASING COMPANY	EQUIPMENT LEASE	349.32
01/24/03	1508	EXPANETS FINANCIAL	TELEPHONE LEASE	3,184.00
01/24/03	1509	FEDERAL EXPRESS	SHIPPING	53.96
01/24/03	1520	CUSTOM COFFEE SERVICES	COFFEE SUPPLIES	28.00

01/15/03	Wire	Standard Federal Bank	Bank Fee	99.50

			TOTAL	$507,655.25

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor in Possession
Account Number:		5607110490

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

	Transfer	Standard Federal Bank	Closed account	390.64

01/15/03	Wire	Standard Federal Bank	Monthly Bank Fee	66.01

			TOTAL	$456.65

You must create a separate list for each bank account from which disbursements were made during the month.

EXHIBIT 99.3

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63998-WS Chapter 11
Diversified Software Industries, Inc. (Debtors)	Hon. Walter Shapero

STATEMENT OF DEBTOR IN POSSESSION
UNDER BANKR. R. PRO. 9011
For the month of December 30, 2002 to January 26, 2003

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).

X	Balance Sheet

X	Profit and Loss Statement

X	Cash Receipts and Disbursements Report

X	Accounts Payable Aging Schedule

X	Taxes Payable/Insurance Schedule

X	Reconciled Bank Statement(s)

              The statements contained within have been completed on a                                CASH                  X         ACCRUAL BASIS.  I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
02/18/2003 Date

A. Mail the original to:	Mail one copy of this report to:

UNITED STATES BANKRUPTCY COURT 21ST FLOOR - COMERICA BUILDING 211 W. FORT STREET DETROIT, MICHIGAN 48226	OFFICE OF THE U. S. TRUSTEE 211 WEST FORT STREET SUITE 700 DETROIT, MICHIGAN 48226 Attn: John R. Kuhn

B.  Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63998-WS Chapter 11
Diversified Software Industries, Inc. (Debtors)	Hon. Walter Shapero

AFFIRMATIONS
UNDER BANKR. R. PRO. 9011

As Debtor in Possession, I affirm:

1.	That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2.	That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Report Requirements are current.

3.	No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. Explain below if not true.

                 I understand that any false statements may subject me to sanctions as provide for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
02/18/2003 Date

Explanations:

DIVERSIFIED SOFTWARE INDUSTRIES, INC. BALANCE SHEET AS OF JANUARY 26, 2003

ASSETS
Other Assets
Security Deposit	2,630.38
Deposits - Utilities	1,992.00	4,622.38

Total Other Assets	4,622.38	4,622.38

TOTAL ASSETS	4,622.38	4,622.38

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable-Pre Petition	101,817.72
Accounts Payable-Post Petition	3,547.35	105,365.07
Due To/From NEXIQ Corporate	2,210,253.41
Due To/From NEXIQ Detroit	(2,137,038.39)	73,215.02
Accrued Salaries	11,022.35
Accrued Payroll Other	49,311.21	60,333.56

Total Current Liabilities	238,913.65	238,913.65

Long Term Liabilities
TIF Grant	74,000.00
CEBA Grant	104,372.98	178,372.98

Total Long Term Liabilities	178,372.98	178,372.98

Total Liabilities	417,286.63	417,286.63

Equity
Owner's Equity - Opening	26,455.95
Owner's Equity - Other	2,862,799.32	2,889,255.27
Retained Earnings - DIS	(4,116,277.62)	(4,116,277.62)
Net Income	814,358.10	814,358.10

	(412,664.25)	(412,664.25)

TOTAL LIABILITIES & EQUITY	4,622.38	4,622.38

DIVERSIFIED SOFTWARE INDUSTRIES, INC. PROFIT AND LOSS STATEMENT FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003
12/30/02 to 01/26/03

Income
Total Income	0.00

Operating Expenses
6000 - Salaries	10,160.16
6100 - FICA	777.25
6105 - FUTA	81.28
6110 - SUI	3.66
6215 - Telephone	(334.66)
6230 - Water	32.45
6235 - Gas	60.30
6245 - Travel Expense	(368.00)
6310 - Disability/Life	(17.45)
6410 - Bank Fees	6.30
6415 - Professional Fees	(88.00)
6422 - Payroll Processing	36.00
6430 - Building Maintenance	75.60
6565 - Postage	107.64
7000 - Gain/Loss on Sale of Assets	(230,266.03)

Total Expenses	(219,733.50)

Net Profit (Loss)	219,733.50

DIVERSIFIED SOFTWARE INDUSTRIES, INC. SUMMARY OF POST PETITION ACCOUNTS PAYABLE AGING SCHEDULE AS OF JANUARY 26, 2003

NAME OF CREDITOR	0 - 30 DAYS	31-60 DAYS	61 - 90 DAYS	> 90 DAYS	BALANCE

ADP	$36.00	$—	$—	$—	$36.00
City of Coralville	50.29				50.29
Linn County REC	987.24				987.24
MidAmerican Energy	899.73				899.73
Sprint	405.92				405.92
Sprint Conferencing Services	624.07				624.07
Verizon Wireless	544.10				544.10

TOTALS	$3,547.35	$—	$—	$—	$3,547.35

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTER DISTRICT OF MICHIGAN

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

TAXES PAYABLE SCHEDULE POST PETITION

	Beginning Balance	Additions	Payments/ Deposits	Ending Balance

Income Tax Withheld:
Federal	$—	$—	$—	$—

State	0.00	0.00	0.00	0.00

FICA Tax Withheld	0.00	0.00	0.00	0.00

Employer's FICA Tax	0.00	0.00	0.00	0.00

Unemployment Tax:
Federal	0.00			0.00

State	0.00	0.00	0.00	0.00

Sales Use & Excise Tax	0.00	0.00	0.00	0.00

Property Taxes	0.00	0.00	0.00	0.00

Accrued Income Tax:
Federal	0.00			0.00

State	0.00	0.00	0.00	0.00

Other:	0.00			0.00

TOTALS	$—	$—	$—	$—

TAXES PAYABLE SCHEDULE

	Policy Expiration Date		Premium Paid Through Date

Workers' Compensation	12/31/02		12/31/02
General Liability	01/08/03		11/30/02 (awaiting for closeout billing)
Property	01/08/03		11/30/02 (awaiting for closeout billing)
Vehicle	01/08/03		11/30/02 (awaiting for closeout billing)
Other (list):
Directors and Officers Liability	09/30/03		03/31/03
Technology Errors & Omissions	06/30/03		12/31/02
Crime	01/31/03		01/31/03

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

CASH RECEIPTS AND DISBURSEMENTS REPORT

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

	GENERAL ACCOUNT

	Fleet - DIP	SFB	TOTAL	PAYROLL ACCOUNT	TAX ACCOUNT

CASH ON HAND BEGINNING OF PERIOD	0.00	0.00	0.00	224.31	0.00

RECEIPTS DURING THE CURRENT PERIOD (see attached schedule)	10,471.61	15,174.68	25,646.29	116.56	0.00

Balance Available	10,471.61	15,174.68	25,646.29	340.87	0.00

DISBURSEMENTS DURING THE CURRENT PERIOD (see attached schedule)	(10,471.61)	(15,174.68)	(25,646.29)	(340.87)	0.00

CASH ON HAND END OF PERIOD	0.00	0.00	0.00	0.00	0.00

	*** IMPORTANT ***

Please enter the TOTAL DISBURSEMENTS from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$15,180.98

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

RECEIPTS LISTING

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

Bank:	Fleet Bank
Location:	111 Westminster Street, Providence, RI 02903
Account Name:	Nexiq Technologies Debtor in Possession Concentration Account
Account Number:	9429256472

DATE RECEIVED	DESCRIPTION	AMOUNT

01/17/03	Sale of fixed asset - Chrysler Concord	10,000.00
01/17/03	Provident Life final settlement	15.61
01/17/03	Reimbursement of unused cash advance	368.00
01/17/03	Legal refund of overpayment	88.00

	TOTAL	$10,471.61

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

RECEIPTS LISTING

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor in Possession
Account Number:	3664000599

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from WPI Micro Processor Systems to cover checks written	15,174.68

	TOTAL	$15,174.68

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

RECEIPTS LISTING

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

Bank:	Hawkeye State Bank
Location:	299 S. Dubuque Street, Iowa City, IA 52240
Account Name:	Diversified Software Industries Payroll Account
Account Number:	044644

DATE RECEIVED	DESCRIPTION	AMOUNT

	Closed Account related to Flexible Spending Plan Account	116.56

	TOTAL	$116.56

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Debtor in Possession Concentration Account
Account Number:		9429256472

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

	Transfer	Nexiq Technologies	Transfer - deposit comingled with other funds	10,471.61

			TOTAL	$10,471.61

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor in Possession
Account Number:		3664000599

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

01/08/03	1468	VENTURE ONE	DSI RENT	9,152.92
01/17/03	1474	ADP, INC.	PAYROLL SERVICES	452.25
01/17/03	1480	FREEMAN LOCK	ALARM SERVICES	75.60
01/17/03	1484	LINN COUNTY REC	DSI ELECTRICAL	1,057.47
01/17/03	1485	MIDAMERICAN ENERGY COMPANY	DSI GAS	577.33
01/17/03	1486	SOUTH SLOPE	LOCAL SERVICE AND T1 CHARGES	721.05
01/17/03	1487	SPRINT	LONG DISTANCE CHARGES	460.47
01/17/03	1488	SPRINT PCS	CELL PHONES	414.19
01/17/03	1489	SPRINT CONFERENCING SERVICES	TELECONFERENCING	1,116.48
01/17/03	1491	WASTE MANAGEMENT	DISPOSAL CHARGE	73.35
01/24/03	1496	B2B FINANCIAL ADVANTAGE	CLEANING SERVICES	401.10
01/24/03	1498	CINGULAR INTERACTIVE	WIRELESS SERVICES	324.30
01/24/03	1511	JAMES GRIFFIN	EXPENSE REIMBURSEMENT	34.35
01/24/03	1517	QWEST	T1 CONNECTION	234.73
01/24/03	1519	CITY OF CORALVILLE	WATER	79.09

			TOTAL	$15,174.68

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF DECEMBER 30, 2002 TO JANUARY 26, 2003

Bank:		Hawkeye State Bank
Location:		299 S. Dubuque Street, Iowa City, IA 52240
Account Name:		Diversified Software Industries Payroll Account
Account Number:		044644

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

	Transfer	Fleet Nexiq Debtor in Possession	Closed account	334.57

	Wires	Hawkeye State Bank	Bank Fee	6.30

			TOTAL	$340.87

You must create a separate list for each bank account from which disbursements were made during the month.